EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Helaine M. Kaplan, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Benchmark 2018-B1 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Gateway Net Lease Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Gateway Net Lease Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Gateway Net Lease Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Gateway Net Lease Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Gateway Net Lease Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Station Place III Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Station Place III Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Station Place III Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Station Place III Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Station Place III Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 521-523 East 72nd Street Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the 521-523 East 72nd Street Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the 521-523 East 72nd Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 521-523 East 72nd Street Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 521-523 East 72nd Street Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the AHIP Northeast Portfolio I Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the AHIP Northeast Portfolio I Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the AHIP Northeast Portfolio I Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the AHIP Northeast Portfolio I Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the AHIP Northeast Portfolio I Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Worldwide Plaza Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Worldwide Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Worldwide Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Worldwide Plaza Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Worldwide Plaza Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Griffin Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Griffin Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Griffin Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Griffin Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Griffin Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Griffin Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Griffin Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Griffin Portfolio Mortgage Loan, KeyBank National Association, as Primary Servicer for the Miracle Mile Shopping Center Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Miracle Mile Shopping Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Miracle Mile Shopping Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Miracle Mile Shopping Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Miracle Mile Shopping Center Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The Woods Mortgage Loan, LNR Partners, LLC, as Special Servicer for The Woods Mortgage Loan, Wilmington Trust, National Association, as Trustee for The Woods Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for The Woods Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The Woods Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for The Woods Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for The Woods Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for The Woods Mortgage Loan, KeyBank National Association, as Primary Servicer for the Sentinel Square II Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Sentinel Square II Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Sentinel Square II Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Sentinel Square II Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Sentinel Square II Mortgage Loan, KeyBank National Association, as Primary Servicer for the Rochester Hotel Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Rochester Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Rochester Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Rochester Hotel Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Rochester Hotel Portfolio Mortgage Loan, KeyBank National Association, as Primary Servicer for the Towers at University Town Center Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Towers at University Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Towers at University Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Towers at University Town Center Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Towers at University Town Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Two Harbor Point Square Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Two Harbor Point Square Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Two Harbor Point Square Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Two Harbor Point Square Mortgage Loan, Citibank, N.A., as Custodian for the Two Harbor Point Square Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Two Harbor Point Square Mortgage Loan, U.S. Bank, National Association, as Servicing Function Participant for the Two Harbor Point Square Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Atrium Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Atrium Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Atrium Center Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Atrium Center Mortgage Loan, Citibank, N.A., as Custodian for the Atrium Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Atrium Center Mortgage Loan, U.S. Bank, National Association, as Servicing Function Participant for the Atrium Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Marriott Charlotte City Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Marriott Charlotte City Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Marriott Charlotte City Center Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Marriott Charlotte City Center Mortgage Loan, Citibank, N.A., as Custodian for the Marriott Charlotte City Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Marriott Charlotte City Center Mortgage Loan, and U.S. Bank, National Association, as Servicing Function Participant for the Marriott Charlotte City Center Mortgage Loan,.

Dated: March 20, 2019

/s/ Helaine M. Kaplan

President

(senior officer in charge of securitization of the depositor)